Non-operating expenses	12 Months Ended
Dec. 31, 2022
Non-operating Expenses
Non-operating expenses

Note 35.      Non-operating expenses

Non-operating expenses consisted of the following:

	12 months ended December 31,
USD'000	2022	2021	2020
Foreign exchange losses	3,618	2,146	2,195
Financial charges	56	158	104
Interest expense	565	893	685
Other components of defined benefit plans, net	14	(78)	248
Impairment of equity securities at cost	-	-	7,000
Accounts receivable write-off	1,282	-	-
Other	16	307	847
Total non-operating expenses from continuing operations	5,551	3,426	11,079

The accounts receivable write-off relates to a debt that WISeKey paid on behalf of arago GmbH in 2022. In line with the recoverability assessment performed on the purchase price of arago (see Note 14), management believes that there is a significant risk around this receivable from arago and has recorded a credit loss in the full amount of the debt.